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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors and Shareholders
     Diametrics Medical, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.

                                    /s/  KPMG PEAT MARWICK LLP

                                    KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
March 26, 1997